SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                               FOURTH AMENDMENT TO


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                May 11, 2000
                Date of Report (Date of earliest event reported)
                                BANYAN CORPORATION
             (Exact name of registrant as specified in its charter)


         OREGON                        000-26065            84-1346327
(State or other jur-                  (Commission          (IRS Employer
isdiction of incor-                   File Number)       Identification No.)
         poration)

      4740 Forge Rd., Bldg. 112, Colorado Springs, Colorado  80907
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (719)  531-5535


(Former name or former address, if changed since last report.)

Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

     The Company acquired the assets of Showcase Technologies, LLC('Showcase') a partnership in the state of New York, on November 1, 1999. The primary assets of Showcase were a line of hard and soft carrying cases for notebook computers and cameras, and what the Company calls a website optimizing service.


     The Company paid $100,000 in cash, assumed $8,482 of Showcase liabilities, which it paid in cash, issued a note payable for $80,000, and issued 566,667 shares of restricted common stock valued at $70,833 in exchange for all of Showcase's assets. The $100,000 paid in cash consisted of $100,000 received by the Company from the sale of shares of Anything Internet Corporation stock. The transaction has been accounted for as a purchase of assets.


     Pursuant to the acquisition agreements, the line of hard and soft carrying cases, which utilize a patented internal rail and track system that holds objects securely in the cases, is now owned by Doublecase Corp. a Kansas corporation which is a wholly owned subsidiary of the Company. A copy of the acquisition agreement is attached hereto as Exhibit 10.3. As part of the acquisition, the Company has entered into an employment contract with Alan Hillsberg, hereto attached as Exhibit 10.1



     Pursuant to the acquisition agreement, the website optimizing service, which operates a web site at www.toplisting.com, is now owned by TopListing.com Corporation, a Colorado corporation which is a wholly owned subsidiary of the Company. Toplisting.com guarantees that an entites website will be in the top 20 listings of their category at least one of the eight major search engines.



     The reason for two acquisition agreements being used to purchase the assets of Showcase Technologies, LLC is that originally the Company only intended to purchase the line of hard and soft carrying cases for notebook computers and cameras - which was treated by Showcase's owner, Alan Hillsberg, as a seperate business within Showcase Technologies, LLC than the web optimizing service, also with Showcase Technologies, LLC. This agreement is Exhibit 10.4 filed with the previous version of this Form 8-K as filed on April 3, 2000, and incorporated hereto by reference.



     After the Company had completed negotiations for Showcase Technologies, LLC's line of hard and soft carrying cases for notebook computers and cameras, the Company decided to purchase the other seperate business then being operated within Showcase Technologies, LLC - the web optimizing service. A seperate agreement was entered into to purchase this service.





Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

         Not applicable.

Item 5.  Other events.

     The corporation has entered into a two year employment contract with Alan Hillsberg as a Director, President and COO of Doublecase Corporation and Toplisting.com Corporation, pursuant to which he will be paid $116,000 per year, 10% of the Company's net pre-tax profit, 20% of DC's net pre-tax profit, and Options to purchase 235,000 shares of common stock of Banyan Corporation (Employer parent corporation) at $0.1187 per share. He is also entitled to medical and dental insurance and such other benefits as received by the other executive officers.



Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

A. Financial Statements Of Business Acquired

                           SHOWCASE TECHNOLOGIES, LLC

                              FINANCIAL STATEMENTS

                               December 31, 1997,
                               December 31, 1998,
                              & September 30, 1999

                           SHOWCASE TECHNOLOGIES, LLC
                              Financial Statements




                                TABLE OF CONTENTS


                                                                        Page

         INDEPENDENT AUDITOR'S REPORT ON
             THE FINANCIAL STATEMENTS                                   F-1


         FINANCIAL STATEMENTS

                  Balance sheets                                        F-2
                  Statements of operations                              F-3
                  Statements of members' equity                         F-4
                  Statements of cash flows                              F-5
                  Notes to financial statements                         F-6

                            RONALD R. CHADWICK, P.C.
                           CERTIFIED PUBLIC ACCOUNTANT
                         2851 S. PARKER ROAD, SUITE 720
                             AURORA, COLORADO 80014
                                   ----------
                             TELEPHONE:(303)306-1967
                            TELECOPIER:(303)306-1944




                          INDEPENDENT AUDITOR'S REPORT


To the Members
Showcase Technologies, LLC
Colorado Springs, Colorado

I have audited the accompanying balance sheets of Showcase Technologies, LLC as of December 31, 1997, December 31, 1998, and September 30, 1999 and the related statements of operations, members' equity and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Showcase Technologies, LLC as of December 31, 1997, December 31, 1998, and September 30, 1999 and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.




Aurora, Colorado                                     /s/RONALD R. CHADWICK, P.C.
July 21, 2000                                          RONALD R. CHADWICK, P.C.



                           SHOWCASE TECHNOLOGIES, LLC
                                 BALANCE SHEETS




                                                                Dec. 31,             Dec. 31,                  Sept.
30,
                                                                  1997                 1998
1999

                                                            ----------------- -----------------------
-----------------
ASSETS

Current assets
      Cash                                                     $      27,835           $       3,716
$            -
      Inventory                                                       18,042
25,893                  32,027
                                                            ----------------- -----------------------
-----------------
             Total current assets                                     45,877
29,609                  32,027


      Patent                                                           2,772
2,464                   2,233
      Other                                                                                      311

426                                             225
                                                            ----------------- -----------------------
-----------------

Total Assets                                                   $      49,075           $      32,384
$      34,485
                                                            ================= =======================
=================

LIABILITIES AND MEMBERS' EQUITY

Current liabilities
      Bank overdraft                                           $           -          $            -
$       5,026
      Related party payable                                          102,503
72,552                  31,957
                                                            ----------------- -----------------------
-----------------

          Total current liabilties                                   102,503
72,552                  36,983

                                                            ----------------- -----------------------
-----------------
Total Liabilities                                                    102,503
72,552                  36,983
                                                            ----------------- -----------------------
-----------------

Members' Equity                                                     (53,428)
(40,168)                  (2,498)
                                                            ----------------- -----------------------
-----------------
Total Liabilities and Members' Equity                          $      49,075           $     32,384
$       34,485
                                                            ================= =======================
=================





                     The  accompanying   notes  are  an  integral  part  of  the
                       financial statements.






                           SHOWCASE TECHNOLOGIES, LLC
                            STATEMENTS OF OPERATIONS



                                                                                          Nine Months
                                                        Year Ended         Year Ended           Ended
                                                         Dec. 31,           Dec. 31,          Sept. 30,
                                                           1997               1998               1999

                                                     ------------------ ----------------- -------------------

              Sales                                      $     269,306     $     270,954      $      201,214
              Cost of sales                                    194,396           185,880             113,336
                                                     ------------------ ----------------- -------------------

              Gross margin                                      74,910            85,074              87,878



              Operating expenses                                44,956            71,814              50,208


                                                     ------------------ ----------------- -------------------

              Income (loss) from operations                     29,954            13,260              37,670



              Other income (expense)

                                                                     -                 -                   -
                                                     ------------------ ----------------- -------------------


              Income (loss) before provision

                   for income taxes                             29,954            13,260              37,670



              Provision for income tax

                                                                     -                  -                  -
                                                      ------------------ ----------------- -------------------

              Net income (loss)                         $       29,954           $13,260       $      37,670

                                                     ================== ================== ===================




                     Theaccompanying   notes  are  an   integral   part  of  the
                        financial statements.




                           SHOWCASE TECHNOLOGIES, LLC
                          STATEMENTS OF MEMBERS' EQUITY
                  For the Years Ended  December  31,  1997 & 1998,  and the Nine
                  Months Ended September 30, 1999



Members' equity, January 1, 1997                           $(83,382)

Income (loss) for the period                                 29,954

Members' equity, December 31, 1997                       $(  53,428)

Income (loss) for the period                                 13,260

Members' equity, December 31, 1998                        $( 40,168)

Income (loss) for the period                                 37,670

Members' equity, September 30, 1999                       $(  2,498)









               The accompanying notes are an integral part of the financial statements.






                           SHOWCASE TECHNOLOGIES, LLC
                            STATEMENTS OF CASH FLOWS


                                                                                            Nine Months
                                                              Year Ended      Year Ended         Ended
                                                               Dec. 31,        Dec. 31,       Sept. 30,
                                                                 1997            1998            1999
                                                            --------------- --------------- ---------------
Cash Flows From Operating Activities:

     Net income (loss)                                         $    29,954     $     13,260      $   37,670


     Adjustments  to  reconcile  net income to net cash  provided  by (used for)
     operating activities:
          Depreciation
                                                                       192             115              86
          Amortization

                                                                       308             308             231

          Inventory                                                 (2,676)         (7,851)         (6,134)

                                                            --------------- --------------- ---------------

               Net cash provided by (used for)
               operating activities                                 27,778           5,832          31,853
                                                            --------------- --------------- ---------------

Cash Flows From Financing Activities:
     Payment of related party payable                                             (29,951)        (40,595)
                                                            --------------- --------------- ---------------
               Net cash provided by (used for)

               financing activities                                       -       (29,951)        (40,595)
                                                            --------------- --------------- ---------------

Net Increase (Decrease) In Cash                                     27,778        (24,119)         (8,742)
Cash At The Beginning Of The Period                                                 27,835           3,716
                                                                        57
                                                            --------------- --------------- ---------------

Cash At The End Of The Period                                  $    27,835     $     3,716    $    (5,026)
                                                            =============== =============== ===============






                     The  accompanying   notes  are  an  integral  part  of  the
                       financial statements.

                           SHOWCASE TECHNOLOGIES, LLC
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Showcase Technologies, LLC (the "Company"), was organized as a limited liability company in the state of New York in May, 1995. The Company manufactures and distributes hard carrying cases for portable notebook computers and data storage devices.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Accounting  year and method

The Company employs a calendar accounting year, and uses the accrual basis of accounting.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Organization costs

Organization costs are expensed as incurred.

Property and equipment

Property and equipment are recorded at cost and depreciation is recorded using the double declining balance method over the estimated lives of the assets.

Inventory

Inventory consists of raw materials and consigned finished goods. Inventories are valued at the lower of cost or market using the first-in, first-out (FIFO) method.

                           SHOWCASE TECHNOLOGIES, LLC
                    NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 1.  ORGANIZATION, OPERATIONS AND SUMMARY OF
         SIGNIFICANT ACCOUNTING POLICIES (Continued):

Patent

Patent work has been recorded at cost and amortized based on the straight line method over ten years. Amortization expense was $308 in 1997 and 1998, and $231 for the nine months ended September 30, 1999.

Revenue recognition

Revenue is recognized by the Company when a product is shipped to a customer. The Company will recognize revenues from its web page design business when services have been successfully completed.

AICPA Statement of Position 98-5

Effective January 1, 1999 the Company has adopted the AICPA Statement of Position ("SOP") 98-5, which requires nongovernmental entities to expense startup costs as incurred. The adoption by the Company of SOP 98-5 is not expected to have a material impact on the Company's financial statements.

Financial Instruments

The carrying value of the Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and long term debt, as reported in the accompanying balance sheet, approximates fair value.

Income tax

The Company is treated as a partnership for income tax purposes, and therefore does not accrue or pay income tax at the partnership level.

Operating segments

The Company identifies operating segments based on differences in products or services. At September 30, 1999 in addition to its carrying case business, the Company was completing a separate business segment to provide internet retailers with web page design services. The services are set up to guarantee an internet retailer that its web page will appear in the first twenty selections on at least one of the major search engines. Operations from this segment had not commenced as of September 30, 1999.

                           SHOWCASE TECHNOLOGIES, LLC
                    NOTES TO FINANCIAL STATEMENTS - Continued


NOTE 1.  ORGANIZATION, OPERATIONS AND SUMMARY OF
         SIGNIFICANT ACCOUNTING POLICIES (Continued):


No differences exist between measurements of the Company's profits and losses, and assets, and those of its segments. There have been no changes from prior periods in measurement methods used to determine reported segment profit or loss, and the Company makes no asymmetrical accounting allocations to segments. No material transactions take place between the segments.

Products and services, geographic areas, and major customers

All the Company's sales were to external customers. The Company sells to domestic, Canadian and European customers, and had no one major customer accounting for over 10% of its sales. The Company's long term assets are all held domestically.

NOTE 2. RELATED PARTY TRANSACTIONS

The Company has borrowed funds from its general manager to meet working capital needs, resulting in a related party payable of $120,503, $72,552, and $31,536 at December 31, 1997, December 31, 1998 and September 30, 1999 respectively. The related party payable is non-interest bearing and due on demand.

NOTE 3. SUBSEQUENT EVENTS

On November 1, 1999 all the Company's assets were acquired by Banyan Corporation in a transaction accounted for as a purchase.

B. Pro Forma Combines Financial Statements




                    BANYAN CORPORATION (and Subsidiary), and
                           SHOWCASE TECHNOLOGIES, LLC
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                    December 31, 1998 and September 30, 1999


Basis of Presentation

The following pro forma consolidated balance sheet as of September 30, 1999, and pro forma consolidated statements of operations for the year ended December 31, 1998 and nine months ended September 30, 1999 between Banyan Corporation and Showcase Technologies, LLC, are presented to show what effects the asset purchase of Showcase Technologies, LLC by Banyan Corporation on November 1, 1999 might have had on historical financial information had the transaction taken place on an earlier date. The pro forma consolidated financial statements are derived from the historical financial statements of Banyan Corporation and Showcase Technologies, LLC, and assume that for balance sheet purposes the transaction occurred on September 30, 1999, and for statement of operations purposes on January 1, 1998 with resulting effects through September 30, 1999. The pro forma consolidated financial statements should be read in conjunction with the historical financial information. The pro forma consolidated financial statements are not necessarily indicative of the result that would have been attained had the transaction actually taken place earlier.



                     BANYAN CORPORATION (and Subsidiary) and

                           SHOWCASE TECHNOLOGIES, LLC
                      PRO FORMA CONSOLIDATED BALANCE SHEET

                               September 30, 1999



                                                               Banyan          Showcase
Adjustments              End
                                                            Corporation       Tech., LLC        (Note
1)              Balance

                                                          ----------------- ---------------- ----------------
----------------

                                         ASSETS

Current assets
      Cash                                                     $    28,872     $          -       $  108,402   A
$     28,872

                                                                                                   (108,402)

      Accounts receivable
75,078                                                 75,078

      Inventory                                                     36,976           32,027              681
B           69,684

      Prepaid expenses
7,261                                                  7,261

                                                          ----------------- ---------------- ----------------
----------------
             Total current assets                                  148,187           32,027
681              180,895
                                                          ----------------- ---------------- ----------------
----------------
Fixed assets
      Furniture and fixtures

11,921                                                 11,921

      Equipment and tooling                                         15,648            1,000          (1,000)
C           15,648
                                                          ----------------- ---------------- ----------------
----------------

                                                                    27,569            1,000
(1,000)               27,569

      less accumulated depreciation                               (17,175)            (775)             775
C          (17,175)
                                                          ----------------- ---------------- ----------------
----------------

                                                                    10,394              225
(225)               10,394

                                                          ----------------- ---------------- ----------------
----------------
Other assets
      Trademarks and licenses, net                                  26,434            2,233          (2,233)
C           26,434
      Goodwill                                                                                       226,607
D          226,607

      Other                                                          7,200


                                                   7,200
                                                          ----------------- ---------------- ----------------
----------------

                                                                    33,634            2,233
224,374              260,241

                                                          ----------------- ---------------- ----------------
----------------

Total Assets                                                   $   192,215       $   34,485       $
224,830          $   451,530
                                                          ================= ================ ================
================



                         LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
      Accounts payable                                             $   121,893         $
-                       $   121,893


      Bank overdraft                                                                      5,026          (5,026)
C              -


      Accrued salaries and related exp.
38,026                                             38,026

      Related party payable                                                              31,957         (31,957)
C              -


      Accrued interest
230,692                                            230,692

                                                              ----------------- ---------------- ----------------
----------------

          Total current liabilties                                     390,611           36,983
(36,983)          390,611

      Notes payable                                                    105,234                            80,000
E        185,234
                                                              ----------------- ---------------- ----------------
----------------


Total Liabilities                                                      495,845           36,983
43,017          575,845

                                                              ----------------- ---------------- ----------------
----------------


Stockholders' Deficit
      Preferred stock, Class A: no par value;
          500,000 shares authorized; 187,190 issued and out.;
          callable at $2.75 per share and convertible
334,906                                            334,906
      Common stock, Class A: no par value;
          50,000,000 shares authorized;

          9,879,746 issued and outstanding                           3,327,598                           179,315
F     3,506,913

         (10,594,441 after adjustments)
      Accumulated deficit                                          (3,966,134)
 (3,966,134)

      Members' equity                                                                  ( 2,498)            2,498  G
                                                              ----------------- ---------------- ----------------
----------------
                                                              -----------------
----------------
Total Stockholders' Deficit                                          (303,630)         ( 2,498)
181,813        (124,315)
                                                              ----------------- ---------------- ----------------
----------------

Total Liabilities and Stockholders' Deficit                        $   192,215       $  34,485       $
224,830      $   451,530
                                                              ================= ================ ================
================








                     BANYAN CORPORATION (and Subsidiary) and
                           SHOWCASE TECHNOLOGIES, LLC
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1998


                                                          Banyan              Showcase
Adjustments            End
                                                        Corporation          Tech., LLC          (Note 1)
Balance

                                                    -------------------- ------------------- ------------------
-------------------


Sales, net                                             $        206,467    $        270,954     $            -
$        477,421



Cost of  sales
                                                                 69,006
185,880                                254,886
                                                    -------------------- ------------------- ------------------
-------------------

Gross margin                                                    137,461              85,074
-             222,535



Research & development                                                -                   -



Selling, general and administrative expenses                    573,317              71,814           161,322
H           806,453
                                                    -------------------- ------------------- ------------------
-------------------

Gain (loss) from operations                                   (435,856)              13,260
(161,322)           (583,918)



Other income (expense)

     Interest expense                                          (22,913)                                (4,800)
I         (27,713)

     Gain (loss) on sale of assets
3,449                                                      3,449
     Equity income of Anything Internet Corporation
(39,590)                                                   (39,590)

                                                    -------------------- ------------------- ------------------
-------------------


Income (loss) before provision for income taxes               (494,910)               13,260
(161,122)           (647,772)




Provision for income tax

                                                                      -                   -
-                   -
                                                    -------------------- ------------------- ------------------
-------------------


Net income (loss)                                      $      (494,910)             $13,260     $    (161,122)
$      (647,772)


                                                    ==================== =================== ==================
===================


Net income (loss) per share

(Basic and fully diluted)                              $         (0.06)
$         (0.07)
                                                    ====================
===================


Weighted average number of
common shares outstanding

8,359,433                                                  8,926,100
                                                    ====================
===================








                     BANYAN CORPORATION (and Subsidiary) and
                           SHOWCASE TECHNOLOGIES, LLC
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For The Nine Months September 30, 1999


                                                         Banyan             Showcase
Adjustments            End
                                                      Corporation          Tech., LLC            (Note 1)
Balance

                                                   ------------------- -------------------- -------------------
-----------------

Sales, net                                               $    116,497        $     201,214      $            -
$    317,711

Cost of  sales                                                 43,121
113,336                               156,457
                                                   ------------------- -------------------- -------------------
-----------------

Gross margin                                                   73,376               87,878      $
-           161,254



Research & development                                              -                    -



Selling, general and administrative expenses                  367,156               50,208             120,991
J        538,355
                                                   ------------------- -------------------- -------------------
-----------------

Gain (loss) from operations                                 (293,780)               37,670
(120,991)         (377,101)



Other income (expense)

     Interest expense                                        (12,767)                                  (3,600)
K       (16,367)

     Equity income of Anything Internet Corporation
(118,325)                                                  (118,325)

                                                   ------------------- -------------------- -------------------
-----------------


Income (loss) before provision for income taxes             (424,872)               37,670
(124,591)         (511,793)



Provision for income tax

                                                                    -                    -
-                 -
                                                   ------------------- -------------------- -------------------
-----------------


Net income (loss)                                       $   (424,872)       $       37,670       $   (124,591)
$  (511,793)
                                                   =================== ==================== ===================
=================



Net income (loss) per share
(Basic and fully diluted)                            $         (0.04)
$        (0.05)

                                                   ===================
=================


Weighted average number of
common shares outstanding

9,586,223                                                 10,152,890
                                                   ===================
=================



                    BANYAN CORPORATION (and Subsidiary), and
                           SHOWCASE TECHNOLOGIES, LLC
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    December 31, 1998 and September 30, 1999


NOTE 1.  SUMMARY OF TRANSACTION

Effective November 1, 1999 Banyan Corporation issued 566,667 shares of common stock valued at $70,833, paid cash of $108,482 raised from sale of Anything Internet common stock, and issued a note for $80,000 to purchase the net assets of Showcase Technologies, LLC, valued at $32,708. The difference between the consideration paid of $259,315 and the net assets acquired was allocated to goodwill in the amount of $226,607. Statement of operations adjustments include interest on the issued note, goodwill amortization of $22,661 in 1998 and $16,996 in 1999 (including in selling, general and administrative expenses), and salary payments under a transaction related employment agreement of $116,000 in 1998 and $87,000 in 1999, also included under selling, general and administrative expenses. Pro forma adjustments from the pro forma financial statements are referenced below.


(A) Cash raised from sale of Anything Internet Corporation stock and paid as part of purchase price of Showcase.
(B) Inventory adjustment to reflect November 1, 1999 valuation of Showcase inventory.
(C) Adjustments to eliminate items no longer on Showcase books at November 1, 1999.
(D)  Adjustment  to record  goodwill from November 1, 1999 purchase of Showcase.
(E)  Adjustment to record  $80,000 note issued as partial  payment for Showcase.
(F) Adjustment to record increase in equity in Banyan Corporation from purchase of Showcase. Consists of 566,667 common shares valued at $70,833 and $108,482 from the sale of Anything Internet Corporation stock, for a total of $179,315.
(G) Adjustment to eliminate Showcase equity pursuant to acquisition by Banyan Corporation on November 1, 1999.

(H) Adjustment to record additional expenses from Showcase purchase. Consists of $116,000 in salary expense from an employment agreement and $45,322 in amortized goodwill.

(I) Interest expense from $80,000 loan incurred to complete Showcase purchase transaction.

(J) Adjustment to record additional expenses from Showcase purchase. Consists of $87,000 in salary expense from an employment agreement and $33,991 in amortized goodwill. Amortization of goodwill is expensed over a five year period

(K) Interest expense from $80,000 loan incurred to complete Showcase purchase transaction.

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C.    INDEX  TO  EXHIBITS

     The following exhibits are filed as a part of this disclosure statement:


Exhibit
Number      Description
- -------     -----------



10.1      Employment Agreement With Alan Hillsberg*
10.2      Asset Purchase Agreement For TopListing***
10.3      Asset Purchase Agreement For For Showcase*
10.4      Asset Purchase Agreement between Toplisting.com

          and Showcase Technologies**



*  Incorporated  by  reference to the Company's Form 8-k dated January 10, 2000.
** Incorporated by reference to the Company's Form 8-k dated April 3, 2000. ***Filed in error and withdrawn



Item 8.  Change in Fiscal Year

         Not applicable

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf the undersigned hereunto duly authorized.


                               Date:  October 29, 2000


                               BANYAN CORPORATION

                                                  BY:__/s/Lawrence Stanley___
                                                       Lawrence Stanley
                                    President

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